UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2021

Marquee Raine Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39800	98-1566891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 East 55th Street, 24th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 603-5500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	MRACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value of $0.0001 per share	MRAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MRACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Merger Agreement

Marquee Raine Acquisition Corp. is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (“MRAC”). On April 28, 2021, MRAC entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MRAC Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of MRAC (“Merger Sub”), and Enjoy Technology Inc., a Delaware corporation (“Enjoy”).

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other transactions contemplated by the Merger Agreement, including the Domestication (as defined below), the “Business Combination”):

(i) at the closing of the Business Combination (the “Closing”), in accordance with the Delaware General Corporation Law, as amended (“DGCL”), Merger Sub will merge with and into Enjoy, the separate corporate existence of Merger Sub will cease and Enjoy will be the surviving corporation and a wholly owned subsidiary of MRAC (the “Merger”);

(ii) as a result of the Merger, among other things, each outstanding share of common stock of Enjoy (other than shares subject to Enjoy equity awards, treasury shares and dissenting shares) will be cancelled in exchange for the right to receive a number of shares of New Enjoy Common Stock (as defined below) equal to (x) the sum of (i) the Base Purchase Price (as defined below), plus (ii) the aggregate exercise price of each outstanding option to purchase common stock of Enjoy, plus (iii) the aggregate exercise price of each outstanding warrant of Enjoy, divided by (y) the aggregate number of shares of Enjoy common stock that are outstanding on a fully diluted basis as of immediately prior to closing, determined in accordance with the terms of the Merger Agreement, divided by (z) $10.00. The “Base Purchase Price” means the sum of (a) $1,028,738,000, plus (b) 125% of the aggregate amount actually funded prior to the Closing in connection with an Excluded Financing (as defined below), up to a maximum aggregate amount equal to $60 million, plus (c) the aggregate amount actually funded prior to the Closing in connection with an Excluded Financing (to the extent in excess of the amounts set forth in clause (b) above), up to a maximum aggregate amount equal to $15 million.

The Board of Directors of MRAC (the “Board”) has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of MRAC.

The Domestication

Prior to the Closing, subject to the approval of MRAC’s shareholders, and in accordance with the DGCL, Cayman Islands Companies Law (2020 Revision) (the “CICL”) and MRAC’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”), MRAC will effect a deregistration under the CICL and a domestication under Section 388 of the DGCL (by means of filing a certificate of domestication (the “Certificate of Domestication”) with the Secretary of State of Delaware), pursuant to which MRAC’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). In connection with the Domestication, MRAC, as the continuing entity in the Domestication, will be renamed “Enjoy Technology, Inc.” As used herein, “New Enjoy” refers to MRAC after the Domestication, including after such change of name.

In connection with the Domestication, (i) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of MRAC (the “MRAC Class A Ordinary Shares”), will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001 per share of New Enjoy (after its Domestication) (the “New Enjoy Common Stock”), (ii) each of the then issued and outstanding Class B ordinary shares, par value $0.0001 per share, of MRAC (the “MRAC Class B Ordinary Shares”), will convert automatically, on a one-for-one basis, into a share of New Enjoy Common Stock, (iii) each then issued and outstanding warrant of MRAC will convert automatically into a warrant to acquire one share of New Enjoy Common Stock (“New Enjoy Warrant”), pursuant to the Warrant Agreement, dated December 17, 2020, between MRAC and Continental Stock Transfer & Trust Company, as warrant agent, and (iv) each then issued and outstanding unit of MRAC will separate and convert automatically into one share of New Enjoy Common Stock and one-fourth of one New Enjoy Warrant.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of MRAC and Enjoy, (ii) effectiveness of the registration statement on Form S-4 to be filed by MRAC in connection with the Business Combination, (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, (iv) receipt of approval for listing on Nasdaq the shares of New Enjoy Common Stock to be issued in connection with the Merger, (v) that MRAC have at least $5,000,001 of net tangible assets upon Closing, (vi) the absence of any injunction, order, statute, rule, or regulation enjoining or prohibiting the consummation of the Merger and (vii) that, in the event Enjoy determines to change the structure of the Business Combination in accordance with the terms of the Merger Agreement in order to preserve the intended tax treatment of the transaction and is unable to obtain certain consents that would be required from contractual counterparties, appraisal rights have been properly exercised in respect of no more than 20% of the outstanding shares of Enjoy’s capital stock.

Other conditions to MRAC’s obligations to consummate the Merger include, among others, that as of the Closing, (i) the PIPE investment (as defined below) shall have been consummated and (ii) certain transactions with respect to Enjoy’s outstanding securities shall have been consummated, including (x) settlement of certain outstanding warrants, (y) conversion of all outstanding notes into shares of Enjoy common stock and (z) conversion of all outstanding preferred stock into shares of Enjoy common stock.

Other conditions to Enjoy’s obligations to consummate the Merger include, among others, that as of the Closing, (i) the Domestication has been completed, (ii) the amount of (x) cash available in the trust account into which substantially all of the proceeds of MRAC’s initial public offering and private placement of its warrants have been deposited for the benefit of its public shareholders (the “Trust Account”), after deducting the amount required to satisfy MRAC’s obligations to its shareholders (if any) that exercise their rights to redeem their MRAC Class A Ordinary Shares pursuant to the Cayman Constitutional Documents (but prior to payment of (a) any deferred underwriting commissions being held in the Trust Account and (b) any transaction expenses of MRAC or its affiliates) (the “Trust Amount”) plus (y) the PIPE Investment Amount (as defined below), is at least equal to or greater than $250,000,000 minus the amount of any Excluded Financing (not to exceed $60 million).

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing (provided, that Enjoy may enter into capital raising transactions prior to the Closing in the form of equity and/or convertible debt, subject to certain conditions, in an aggregate amount not to exceed $75 million (an “Excluded Financing”), (ii) the parties to not solicit, initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) Enjoy to prepare and deliver to MRAC certain audited and unaudited consolidated financial statements of Enjoy, (iv) MRAC to prepare and file a registration statement on Form S-4 and take certain other actions to obtain the requisite approval of MRAC shareholders of certain proposals regarding the Business Combination (including the Domestication) and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Merger Agreement contains representations and warranties by MRAC, Merger Sub and Enjoy that are customary for transactions of this type. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of MRAC and Enjoy, (ii) by MRAC or Enjoy, if certain approvals of the shareholders of MRAC, to the extent required under the Merger Agreement, are not obtained as set forth therein, (iii) by Enjoy if there is a Modification in Recommendation (as defined in the Merger Agreement), (iv) by MRAC if certain approvals of the shareholders of Enjoy are not obtained within twenty-four hours after the execution and delivery of the Merger Agreement and (v) by either MRAC or Enjoy in certain other circumstances set forth in the Merger Agreement, including (a) if any Governmental Authority (as defined in the Merger Agreement) shall have issued or otherwise entered a final, nonappealable order making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger, (b) in the event of certain uncured breaches by the other party or (c) if the Closing has not occurred on or before October 28, 2021.

Certain Related Agreements

Subscription Agreements

On April 28, 2021, concurrently with the execution of the Merger Agreement, the Company entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 8 million shares of the New Enjoy Common Stock for an aggregate purchase price equal to $80 million (the “PIPE Investment”). The PIPE Investment will be consummated substantially concurrently with the Closing.

The Subscription Agreements for the PIPE Investors provide for certain registration rights. In particular, MRAC is required to, as soon as practicable but no later than 20 business days following the Closing, file with the SEC (as defined below) a registration statement registering the resale of such shares. Additionally, MRAC is required to use its commercially reasonable efforts to have the registration statement declared effective within sixty business days following the issuance of such shares. The Company must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (i) the date all registrable shares may be sold without restriction under Rule 144, (ii) the date on which all registrable shares have actually been sold and (iii) two years from the issuance of such shares.

The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties to such Subscription Agreement or (c) October 28, 2021.

Sponsor Agreement

On April 28, 2021, concurrently with the execution of the Merger Agreement, MRAC entered into a letter agreement (the “Sponsor Agreement”) with Marquee Raine Acquisition Sponsor LP, a Cayman Islands exempted limited partnership (the “Sponsor”), pursuant to which, among other things, in connection with the Closing, the Sponsor agreed to (i) waive certain anti-dilution rights set forth in Section 17 of MRAC’s amended and restated memorandum and articles of association that may result from the Business Combination and (ii) subject 1,121,250 shares of New Enjoy Common Stock to potential forfeiture in the event that the volume-weighted average closing price of New Enjoy Common Stock does not equal or exceed $15.00 on 20 out of any 30 consecutive trading days after consummation of the Business Combination and prior to and including the fifth (5th) anniversary of the Closing.

Transfer Restrictions and Registration Rights

The Merger Agreement contemplates that, at the Closing, New Enjoy, the Sponsor, the independent directors of MRAC, certain significant securityholders of Enjoy and certain of their respective affiliates will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which New Enjoy will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of New Enjoy Common Stock and other equity securities of New Enjoy that are held by the parties thereto from time to time. Additionally, the Registration Rights Agreement will contain certain restrictions on transfer with respect to the securities of New Enjoy held by the Sponsor or the former Enjoy securityholders immediately following Closing. Such restrictions will begin at the Closing and end (i) with respect to New Enjoy Warrants issued in exchange for the warrants purchased by the Sponsor in a private placement transaction occurring simultaneously with the closing of MRAC’s initial public offering, 30 days following the Closing, (ii) with respect to the shares of New Enjoy Common Stock issued to certain securityholders of Enjoy in connection with the Business Combination, 6 months following the Closing and (iii) with respect to the shares of New Enjoy Common Stock issued to the Sponsor and the independent directors of MRAC in respect of the MRAC Class B Ordinary Shares held by such persons immediately prior to the Business Combination, up to 1 year following the Closing (in each case, subject to certain limited exceptions). In addition to the foregoing restrictions set forth in the Registration Rights Agreement, the bylaws of New Enjoy will contain restrictions on transfer with respect to the shares of New Enjoy Common Stock issued (a) as consideration to stockholders of Enjoy in connection with the Merger and (ii) to directors, officer and employees of New Enjoy upon the settlement or exercise of equity awards outstanding immediately following the Closing in respect of awards of Enjoy outstanding immediately prior to the Closing. Such restrictions will apply for 180 days following the Closing; provided, that such restrictions will cease to apply with respect to shares of New Enjoy Common Stock issued to certain former noteholders of Enjoy at the Closing if, prior to the end of such 180-day period, the SEC declares effective New Enjoy’s resale Form S-1 registration statement that will be filed following the Closing.

The foregoing descriptions of the Merger Agreement, the Subscription Agreements, the Sponsor Agreement and the transactions and documents contemplated thereby, are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, the form of Subscription Agreement and the Sponsor Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2, respectively, and the terms of which are incorporated by reference herein.

The Merger Agreement, the form of Subscription Agreement and the Sponsor Agreement have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about MRAC or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, the form of the Subscription Agreement and the Sponsor Agreement and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, the Subscription Agreements and the Sponsor Agreement and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, the Subscription Agreements or the Sponsor Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, the Subscription Agreements or the Sponsor Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, the Subscription Agreements or the Sponsor Agreement, as applicable, which subsequent information may or may not be fully reflected in MRAC’s public disclosures.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment is incorporated by reference in this Item 3.02. The shares of New Enjoy Common Stock to be issued in connection with the PIPE Investment, as well as the shares of New Enjoy Common Stock to be issued in connection with the Business Combination to the shareholders of Enjoy who provide the requisite approval of the Merger Agreement prior to the effectiveness of the registration statement on Form S-4 referenced below, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On April 28, 2021, MRAC and Enjoy issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated herein by reference is the investor presentation dated April 2021, for use by MRAC in meetings with certain of its shareholders as well as other persons with respect to the Business Combination, as described in this Current Report on Form 8-K.

Attached as Exhibit 99.3 and incorporated herein by reference is a copy of the transcript of a pre-recorded presentation that MRAC and Enjoy are making available via the following link: www.enjoy.com/investors.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of MRAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Item 8.01	Other Events.

MRAC is aware of the SEC’s Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies that was released on April 12, 2021 (the “Staff Statement”). MRAC is evaluating the applicability and impact of the Staff Statement on its historical financial statements that have been filed with the SEC. MRAC does not believe the application of the Staff Statement would materially impact its shareholders’ consideration of the proposal with respect to the Business Combination or the other proposals to be considered at the Special Meeting (as defined below) to be scheduled prior to the mailing of the proxy statement/prospectus referenced below.

Disclaimer

This Current Report on Form 8-K relates to a proposed transaction between Enjoy and MRAC. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

The Business Combination will be submitted to the shareholders of MRAC for their consideration and approval at an extraordinary general meeting of shareholders (the “Special Meeting”). MRAC intends to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a document that serves as a prospectus and proxy statement of MRAC, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all MRAC shareholders. The proxy statement/prospectus will contain important information about the Business Combination and the other matters to be voted upon at the Special Meeting. MRAC also will file other documents regarding the Business Combination with the SEC. Before making any voting decision, investors and security holders of MRAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by MRAC through the website maintained by the SEC at www.sec.gov.

The documents filed by MRAC with the SEC also may be obtained free of charge upon written request to Marquee Raine Acquisition Corp., 65 East 55th Street, 24th Floor, New York, New York 10022.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

MRAC and its directors and executive officers may, under SEC rules, be deemed participants in the solicitation of proxies from MRAC’s shareholders in connection with the Business Combination. MRAC shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of MRAC in MRAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 26, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to MRAC shareholders in connection with the Business Combination and other matters to be voted upon at the Special Meeting will be set forth in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in this Current Report.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction between Enjoy and MRAC. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “propose,” “forecast,” “expect,” “seek,” “target” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of MRAC’s securities, (ii) the risk that the transaction may not be completed by MRAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by MRAC, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of MRAC, the satisfaction of the minimum amount following redemptions by MRAC’s public shareholders and the receipt of certain governmental and regulatory approvals in MRAC’s trust account, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE Investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Enjoy’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Enjoy, (ix) the outcome of any legal proceedings that may be instituted against Enjoy or against MRAC related to the Merger Agreement or the Business Combination, (x) the ability to maintain the listing of MRAC’s securities on a national securities exchange, (xi) changes in the competitive and regulated industries in which Enjoy operates, variations in operating performance across competitors, changes in laws and regulations affecting Enjoy’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive retail e-commerce industry, (xiv) the potential benefits of the Business Combination (including with respect to shareholder value), (xv) the effects of competition on Enjoy’s future business, (xvi) risks related to political and macroeconomic uncertainty, (xvii) the amount of redemption requests made by MRAC’s public shareholders, (xviii) the ability of MRAC or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future and (xix) the impact of the COVID-19 pandemic. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of MRAC’s registration on Form S-1 (File No.333-250997), the registration statement on Form S-4 discussed above and other documents filed by MRAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Enjoy and MRAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Enjoy nor MRAC gives any assurance that either Enjoy or MRAC, or the combined company, will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d)    List of Exhibits.

The Exhibit Index is incorporated by reference herein.

Exhibit Index

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of April 28, 2021 by and among Marquee Raine Acquisition Corp., MRAC Merger Sub Corp. and Enjoy Technology Inc.

10.1	Form of Subscription Agreement.

10.2	Sponsor Agreement, dated as of April 28, 2021, by and among Marquee Raine Acquisition Corp. and Marquee Raine Acquisition Sponsor LP.

99.1	Joint Press Release, dated as of April 28, 2021.

99.2	Investor Presentation.

99.3	Transcript of Pre-Recorded Presentation.

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). MRAC agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marquee Raine Acquisition Corp.

Date: April 28, 2021	By:	/s/ Brett Varsov
	Name:	Brett Varsov
	Title:	Co-Chief Executive Officer